Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
3rd Quarter Ended September 30, 2010

This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.

Investor Contact: Keith Lennox
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 31 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		NINE MONTHS ENDED		Previous		Previous
		SEPTEMBER 30,		SEPTEMBER 30,		Quarter		Year to Date
		2010	2009	2010	2009	Change		Change
HIGHLIGHTS	Gross premiums written	$378,445	$401,837	$1,376,455	$1,374,216	(5.8%)		0.2%
	Net premiums written	302,169	320,956	1,105,256	1,087,431	(5.9%)		1.6%
	Net premiums earned	339,496	328,771	1,016,744	986,411	3.3%		3.1%
	Net investment income	59,479	73,032	193,975	227,423	(18.6%)		(14.7%)
	Net income	254,520	200,554	572,219	445,632	26.9%		28.4%
	Operating income	143,552	155,373	300,543	405,806	(7.6%)		(25.9%)
	Total investments and cash & cash equivalents	8,082,961	7,554,159	8,082,961	7,554,159	7.0%		7.0%
	Total assets	10,216,461	9,641,257	10,216,461	9,641,257	6.0%		6.0%
	Total shareholders’ equity	3,341,314	3,078,894	3,341,314	3,078,894	8.5%		8.5%
	Cash flows from operating activities	113,589	164,818	419,191	567,200	(31.1%)		(26.1%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$5.59	$4.05	$11.78	$9.01	38.0%		30.7%
	Operating income	$3.15	$3.13	$6.19	$8.21	0.6%		(24.6%)
	Diluted earnings per share
	Net income	$5.21	$3.83	$11.03	$8.62	36.0%		28.0%
	Operating income	$2.94	$2.97	$5.79	$7.85	(1.0%)		(26.2%)
	Weighted average common shares outstanding
	Basic	45,544,060	49,574,266	48,580,541	49,449,809
	Diluted	48,839,991	52,345,913	51,887,390	51,676,006
	Book value per share	$78.81	$62.07	$78.81	$62.07	27.0%		27.0%
	Diluted book value per share	$72.40	$57.20	$72.40	$57.20	26.6%		26.6%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	31.0%	28.7%	24.2%	22.8%	2.3	pts	1.4	pts
	Annualized ROAE, operating income	17.5%	22.2%	12.7%	20.8%	(4.7)	pts	(8.1)	pts
	Annualized investment book yield	2.9%	4.1%	3.4%	4.3%	(1.2)	pts	(0.9)	pts

	Loss and loss expense ratio	37.4%	41.5%	53.9%	46.9%	(4.1)	pts	7.0	pts
	Acquisition cost ratio	12.3%	11.1%	11.9%	11.2%	1.2	pts	0.7	pts
	General and administrative expense ratio	20.6%	17.5%	19.8%	17.9%	3.1	pts	1.9	pts

	Expense ratio	32.9%	28.6%	31.7%	29.1%	4.3	pts	2.6	pts

	Combined ratio	70.3%	70.1%	85.6%	76.0%	0.2	pts	9.6	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009
Revenues
Gross premiums written	$378,445	$493,847	$504,163	$322,129	$401,837
Net premiums written	$302,169	$369,795	$433,292	$233,694	$320,956

Net premiums earned	$339,496	$338,924	$338,324	$330,481	$328,771
Net investment income	59,479	65,594	68,902	73,252	73,032
Net realized investment gains	116,930	94,933	77,487	37,796	46,861
Net impairment charges recognized in earnings	—	—	(168)	(187)	(1,953)
Other income	—	616	297	373	298

Total revenues	$515,905	$500,067	$484,842	$441,715	$447,009

Expenses
Net losses and loss expenses:
Current year	$228,362	$252,816	$297,246	$219,065	$209,971
Prior years	(101,374)	(64,094)	(65,092) *	(77,662)	(73,530)

Total net losses and loss expenses	126,988	$188,722	$232,154	$141,403	$136,441
Acquisition costs	41,919	37,938	40,784	38,126	36,630
General and administrative expenses	69,871	68,089	63,463	72,212	57,521
Amortization and impairment of intangible assets	892	891	892	7,856	1,065
Interest expense	9,533	9,531	9,528	9,527	9,523
Foreign exchange (gain) loss	(1,387)	559	1,076	1,408	(273)

Total expenses	$247,816	$305,730	$347,897	$270,532	$240,907

Income before income taxes	$268,089	$194,337	$136,945	$171,183	$206,102
Income tax expense	13,569	10,378	3,205	9,928	5,548

Net income	$254,520	$183,959	$133,740	$161,255	$200,554

GAAP Ratios
Loss and loss expense ratio	37.4%	55.7%	68.6%	42.8%	41.5%
Acquisition cost ratio	12.3%	11.2%	12.1%	11.5%	11.1%
General and administrative expense ratio	20.6%	20.1%	18.8%	21.9%	17.5%

Expense ratio	32.9%	31.3%	30.9%	33.4%	28.6%

Combined ratio	70.3%	87.0%	99.5%	76.2%	70.1%

Per Share Data
Basic earnings per share
Net income	$5.59	$3.66	$2.67	$3.25	$4.05
Operating income	$3.15	$1.90	$1.23	$2.66	$3.13
Diluted earnings per share
Net income	$5.21	$3.47	$2.52	$3.05	$3.83
Operating income	$2.94	$1.80	$1.16	$2.49	$2.97

*	Includes prior year reserve development of $73.9 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009
Revenues
Gross premiums written	$1,376,455	$1,374,216
Net premiums written	1,105,256	1,087,431

Net premiums earned	$1,016,744	$986,411
Net investment income	193,975	227,423
Net realized investment gains	289,350	88,556
Net impairment charges recognized in earnings	(168)	(49,390)
Other income	913	1,133

Total revenues	$1,500,814	$1,254,133

Expenses
Net losses and loss expenses:
Current year	$778,424	$632,988
Prior years	(230,560) *	(170,331)

Total net losses and loss expenses	547,864	462,657
Acquisition costs	120,641	110,721
General and administrative expenses	201,423	176,380
Amortization and impairment of intangible assets	2,675	3,195
Interest expense	28,592	29,492
Foreign exchange loss (gain)	248	(660)

Total expenses	$901,443	$781,785

Income before income taxes	$599,371	$472,348
Income tax expense	27,152	26,716

Net income	$572,219	$445,632

GAAP Ratios
Loss and loss expense ratio	53.9%	46.9%
Acquisition cost ratio	11.9%	11.2%
General and administrative expense ratio	19.8%	17.9%

Expense ratio	31.7%	29.1%

Combined ratio	85.6%	76.0%

Per Share Data
Basic earnings per share
Net income	$11.78	$9.01
Operating income	$6.19	$8.21
Diluted earnings per share
Net income	$11.03	$8.62
Operating income	$5.79	$7.85

*	Includes prior year reserve development of $239.4 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED SEPTEMBER 30, 2010	THREE MONTHS ENDED SEPTEMBER 30, 2009

Gross Premiums Written = $378,445	Gross Premiums Written = $401,837

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED SEPTEMBER 30, 2010	THREE MONTHS ENDED SEPTEMBER 30, 2009

Gross Premiums Written = $378,445	Gross Premiums Written = $401,837

*	Includes gross premiums written in our energy line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2009

Gross Premiums Written = $1,376,455	Gross Premiums Written = $1,374,216

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2009

Gross Premiums Written = $1,376,455	Gross Premiums Written = $1,374,216

*	Includes gross premiums written in our energy line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$181,232	$100,858	$96,355	$378,445
Net premiums written	$140,481	$65,520	$96,168	$302,169

Net premiums earned	$129,650	$80,557	$129,289	$339,496
Other income	$—	$—	$—	$—

Total revenues	$129,650	$80,557	$129,289	$339,496

Expenses
Net losses and loss expenses:
Current year	$80,622	$71,810	$75,930	$228,362
Prior years	(25,478)	(60,770)	(15,126)	(101,374)

Total net losses and loss expenses	$55,144	$11,040	$60,804	$126,988
Acquisition costs	18,081	(29)	23,867	41,919
General and administrative expenses	31,781	22,819	15,271	69,871

Total expenses	$105,006	$33,830	$99,942	$238,778

Underwriting income	$24,644	$46,727	$29,347	$100,718

Net investment income				59,479
Net realized investment gains				116,930
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(892)
Interest expense				(9,533)
Foreign exchange gain				1,387

Income before income taxes				$268,089

GAAP Ratios
Loss and loss expense ratio	42.5%	13.7%	47.0%	37.4%
Acquisition cost ratio	13.9%	0.0%	18.5%	12.3%
General and administrative expense ratio	24.5%	28.3%	11.8%	20.6%

Expense ratio	38.4%	28.3%	30.3%	32.9%

Combined ratio	80.9%	42.0%	77.3%	70.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$169,629	$107,768	$124,440	$401,837
Net premiums written	$126,600	$69,939	$124,417	$320,956

Net premiums earned	$111,558	$97,705	$119,508	$328,771
Other income	$298	$—	$—	$298

Total revenues	$111,856	$97,705	$119,508	$329,069

Expenses
Net losses and loss expenses:
Current year	$69,641	$71,029	$69,301	$209,971
Prior years	(27,570)	(42,728)	(3,232)	(73,530)

Total net losses and loss expenses	$42,071	$28,301	$66,069	$136,441
Acquisition costs	14,354	516	21,760	36,630
General and administrative expenses	25,929	19,866	11,726	57,521

Total expenses	$82,354	$48,683	$99,555	$230,592

Underwriting income	$29,502	$49,022	$19,953	$98,477

Net investment income				73,032
Net realized investment gains				46,861
Net impairment charges recognized in earnings				(1,953)
Amortization and impairment of intangible assets				(1,065)
Interest expense				(9,523)
Foreign exchange gain				273

Income before income taxes				$206,102

GAAP Ratios
Loss and loss expense ratio	37.7%	29.0%	55.3%	41.5%
Acquisition cost ratio	12.9%	0.5%	18.2%	11.1%
General and administrative expense ratio	23.2%	20.3%	9.8%	17.5%

Expense ratio	36.1%	20.8%	28.0%	28.6%

Combined ratio	73.8%	49.8%	83.3%	70.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$532,980	$389,881	$453,594	$1,376,455
Net premiums written	407,274	245,110	452,872	$1,105,256

Net premiums earned	384,514	257,027	375,203	$1,016,744
Other income	913	—	—	$913

Total revenues	$385,427	$257,027	$375,203	$1,017,657

Expenses
Net losses and loss expenses:
Current year	$263,978	$274,629	$239,817	$778,424
Prior years	(41,211) *	(141,560)	(47,789)	(230,560) **

Total net losses and loss expenses	$222,767	$133,069	$192,028	$547,864
Acquisition costs	50,895	(29)	69,775	120,641
General and administrative expenses	89,578	67,321	44,524	201,423

Total expenses	$363,240	$200,361	$306,327	$869,928

Underwriting income	$22,187	$56,666	$68,876	$147,729

Net investment income				193,975
Net realized investment gains				289,350
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(2,675)
Interest expense				(28,592)
Foreign exchange loss				(248)

Income before income taxes				$599,371

GAAP Ratios
Loss and loss expense ratio	57.9%	51.8%	51.2%	53.9%
Acquisition cost ratio	13.2%	0.0%	18.6%	11.9%
General and administrative expense ratio	23.3%	26.2%	11.9%	19.8%

Expense ratio	36.5%	26.2%	30.5%	31.7%

Combined ratio	94.4%	78.0%	81.7%	85.6%

*	Includes prior year development of $50.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

**	Includes prior year development of $239.4 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$505,710	$425,672	$442,834	$1,374,216
Net premiums written	$369,912	$275,066	$442,453	$1,087,431

Net premiums earned	$327,850	$320,706	$337,855	$986,411
Other income	$1,133	$—	$—	$1,133

Total revenues	$328,983	$320,706	$337,855	$987,544

Expenses
Net losses and loss expenses:
Current year	$198,739	$231,727	$202,522	$632,988
Prior years	(55,649)	(90,132)	(24,550)	(170,331)

Total net losses and loss expenses	$143,090	$141,595	$177,972	$462,657
Acquisition costs	42,308	3,243	65,170	110,721
General and administrative expenses	83,323	58,599	34,458	176,380

Total expenses	$268,721	$203,437	$277,600	$749,758

Underwriting income	$60,262	$117,269	$60,255	$237,786

Net investment income				227,423
Net realized investment gains				88,556
Net impairment charges recognized in earnings				(49,390)
Amortization and impairment of intangible assets				(3,195)
Interest expense				(29,492)
Foreign exchange gain				660

Income before income taxes				$472,348

GAAP Ratios
Loss and loss expense ratio	43.6%	44.2%	52.7%	46.9%
Acquisition cost ratio	12.9%	1.0%	19.3%	11.2%
General and administrative expense ratio	25.4%	18.3%	10.2%	17.9%

Expense ratio	38.3%	19.3%	29.5%	29.1%

Combined ratio	81.9%	63.5%	82.2%	76.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONDENSED CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30, 2010	DECEMBER 31, 2009
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2010: $1,445,143 2009: $4,260,844)	$1,570,144	$4,427,072
Fixed maturity investments trading, at fair value	5,231,358	2,544,322
Other invested assets trading, at fair value	450,015	184,869

Total investments	7,251,517	7,156,263
Cash and cash equivalents	831,444	379,751
Insurance balances receivable	466,887	395,621
Prepaid reinsurance	187,292	186,610
Reinsurance recoverable	939,956	919,991
Accrued investment income	43,286	53,046
Net deferred acquisition costs	102,300	87,821
Goodwill	268,376	268,376
Intangible assets	57,684	60,359
Net balances receivable on purchases and sales of investments	—	184
Net deferred tax assets	9,633	21,895
Other assets	58,086	67,566

TOTAL ASSETS	$10,216,461	$9,597,483

LIABILITIES
Reserve for losses and loss expenses	$4,889,825	$4,761,772
Unearned premiums	1,017,814	928,619
Reinsurance balances payable	97,147	102,837
Net balances payable on purchases and sales of investments	307,140	—
Senior notes	499,017	498,919
Accounts payable and accrued liabilities	64,204	92,041

TOTAL LIABILITIES	$6,875,147	$6,384,188

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share (2010: 50,793,902; 2009: 49,734,487 shares issued and 2010: 42,394,576; 2009: 49,734,487 shares outstanding)	$1,524	$1,492
Additional paid-in capital	1,355,685	1,359,934
Treasury shares, at cost (2010: 8,399,326; 2009: nil)	(415,009)	—
Retained earnings	2,287,354	1,702,020
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	111,760	149,849

TOTAL SHAREHOLDERS’ EQUITY	$3,341,314	$3,213,295

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,216,461	$9,597,483

Book value per share	$78.81	$64.61
Diluted book value per share	$72.40	$59.56

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	SEPTEMBER 30, 2010		JUNE 30, 2010		MARCH 31, 2010		DECEMBER 31, 2009		SEPTEMBER 30, 2009
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE

FAIR VALUE
Fixed maturities available for sale	$1,570,144	19.4%	$2,755,934	34.6%	$3,227,889	41.1%	$4,427,072	58.7%	$5,673,793	75.1%
Fixed maturities trading	5,231,358	64.7%	4,275,893	53.7%	3,868,044	49.2%	2,544,322	33.8%	1,372,287	18.2%
Other invested assets trading	450,015	5.6%	388,761	4.9%	261,930	3.4%	184,869	2.5%	162,125	2.1%
Cash and cash equivalents	831,444	10.3%	543,895	6.8%	497,574	6.3%	379,751	5.0%	345,954	4.6%

Total	$8,082,961	100.0%	$7,964,483	100.0%	$7,855,437	100.0%	$7,536,014	100.0%	$7,554,159	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,206,987	14.9%	$1,769,987	22.2%	$2,065,913	26.3%	$1,378,565	18.3%	$1,364,043	18.1%
Non-U.S. government securities	388,262	4.8%	386,786	4.9%	395,558	5.0%	511,001	6.8%	454,676	6.0%
Corporate securities	2,539,994	31.5%	2,392,033	30.0%	2,337,172	29.8%	2,584,585	34.3%	2,410,484	31.9%
State, municipalities and political subdivisions	240,348	3.0%	249,010	3.1%	231,694	2.9%	243,218	3.2%	323,916	4.3%
Mortgage-backed securities	1,749,598	21.6%	1,564,077	19.7%	1,590,033	20.2%	1,721,254	22.8%	2,043,514	27.1%
Asset-backed securities	676,313	8.3%	669,934	8.4%	475,563	6.1%	532,771	7.1%	449,447	5.9%

Fixed income sub-total	6,801,502	84.1%	7,031,827	88.3%	7,095,933	90.3%	6,971,394	92.5%	7,046,080	93.3%
Hedge funds	328,275	4.1%	319,592	4.0%	242,135	3.1%	184,725	2.5%	161,840	2.1%
Equity securities	121,740	1.5%	69,169	0.9%	19,795	0.3%	144	0.0%	285	0.0%
Cash & cash equivalents	831,444	10.3%	543,895	6.8%	497,574	6.3%	379,751	5.0%	345,954	4.6%

Total	$8,082,961	100.0%	$7,964,483	100.0%	$7,855,437	100.0%	$7,536,014	100.0%	$7,554,159	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,206,987	17.8%	$1,769,987	25.2%	$2,065,913	29.1%	$1,378,565	19.8%	$1,364,043	19.4%
AAA/Aaa	2,968,935	43.7%	2,754,502	39.2%	2,600,412	36.6%	3,076,133	44.1%	3,314,343	47.0%
AA/Aa	562,112	8.3%	580,084	8.2%	635,938	9.0%	684,291	9.8%	571,871	8.1%
A/A	1,404,202	20.6%	1,327,374	18.9%	1,265,421	17.8%	1,347,557	19.3%	1,323,415	18.8%
BBB/Baa	366,685	5.4%	336,284	4.8%	296,284	4.2%	318,253	4.6%	324,007	4.6%
BB	30,707	0.5%	28,172	0.4%	20,016	0.3%	34,843	0.5%	29,082	0.4%
B/B	63,892	0.8%	59,795	0.8%	42,533	0.6%	24,393	0.4%	29,248	0.4%
CCC+ and below	197,982	2.9%	175,629	2.5%	169,416	2.4%	107,359	1.5%	90,071	1.3%

Total	$6,801,502	100.0%	$7,031,827	100.0%	$7,095,933	100.0%	$6,971,394	100.0%	$7,046,080	100.0%

STATISTICS
Annualized book yield, year to date	3.4%		3.6%		3.7%		4.2%		4.3%
Duration*	2.5 years		2.6 years		3.5 years		3.0 years		3.2 years
Average credit quality (S&P)	AA		AA		AA		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2010

		AVERAGE	PORTFOLIO
	FAIR VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$831,444	AAA	10.3%
U.S. government securities	1,033,756	AAA	12.8%
U.S. government agencies	173,231	AAA	2.1%
Non-U.S. government securities	388,262	AAA	4.8%
Mortgage-backed securities:
Agency MBS	1,112,192	AAA	13.8%
Non-agency RMBS	178,155	AA-	2.2%
Non-agency RMBS — Non investment grade strategy	245,969	CCC+	3.0%
CMBS	213,282	AAA	2.6%
Total mortgage-backed securities	1,749,598		21.6%
Corporate securities:
Financials	1,243,965	AA-	15.4%
Industrials	1,046,877	A-	13.0%
Utilities	249,152	A-	3.1%
Total corporate securities	2,539,994		31.5%
Asset-backed securities
Credit cards	35,215	AAA	0.4%
Auto receivables	108,540	AAA	1.3%
Student Loans	270,535	AAA	3.4%
Collateralized loan obligations	196,386	AA+	2.4%
Other	65,637	AAA	0.8%
Total asset-backed securities	676,313		8.3%
State, municipalities and political subdivisions	240,348	AA	3.0%
Hedge Funds	328,275	N/A	4.1%
Equities	121,740	N/A	1.5%

Total Investment Portfolio	$8,082,961		100.0%

TOP 10 CORPORATE EXPOSURES

		PORTFOLIO
CORPORATE	FAIR VALUE	PERCENTAGE
JPMorgan Chase & Co	$83,850	1.0%
Bank of Nova Scotia	77,526	1.0%
Morgan Stanley	61,160	0.8%
General Electric Co	58,379	0.7%
Verizon Communications Inc	57,299	0.7%
Citigroup Inc	52,093	0.6%
HSBC Holdings PLC	52,031	0.6%
Wells Fargo & Co	47,276	0.6%
Enel SpA	45,734	0.6%
AT&T Inc	45,565	0.6%

			LONG	SHORT
	FAIR VALUE	UNFUNDED	EXPOSURE(1)	EXPOSURE(2)	GROSS	NET
HEDGE FUND TYPE	SEPTEMBER 30, 2010	COMMITMENTS	(% OF FUNDED)	(% OF FUNDED)	EXPOSURE(3)	EXPOSURE(4)
Secondary private equity funds	$20,470	$41,546	100%	0%	100%	100%
Distressed	70,309	38,192	66%	9%	75%	57%
Equity long/short	78,330	—	75%	44%	119%	31%
Multi-strategy	108,029	—	129%	64%	193%	65%
Event driven	51,137	—	114%	66%	180%	48%

Total hedge funds	$328,275	$79,738

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).

(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.

(3)	Gross exposure is the addition of the long and short exposures.

(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2010
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$7,591	$52,559	$13,014	$7,112	$80,276	30.1%
2006	—	6,171	2,633	—	—	25,342	50,050	—	30,783	114,979	25.0%
2005 and prior	15,591	485	308	—	—	8,610	15,182	10,538	—	50,714	27.2%

Total*	$15,591	$6,656	$2,941	$—	$—	$41,543	$117,791	$23,552	$37,895	$245,969	27.1%

*	Included in the above is fair value of $5.4 million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$1,154	$—	$1,061	$—	$—	$2,215	2.1%
2006	126	—	9,459	—	—	1,958	—	356	—	11,899	13.3%
2005 and prior	114,807	7,887	6,083	—	19,703	14,429	1,132	—	—	164,041	11.2%

Total*	$114,933	$7,887	$15,542	$—	$20,857	$16,387	$2,193	$356	$—	$178,155	11.3%

*	Included in the above is fair value of $0.2 million of subprime mortgages with an average rating of AAA.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2010	$11,393	$—	$—	$—	$—	$—	$—	$—	$—	$11,393	100.0%
2006	21,089	—	—	466	—	—	—	—	—	21,555	30.5%
2005 and prior	180,334	—	—	—	—	—	—	—	—	180,334	22.2%

Total	$212,816	$—	$—	$466	$—	$—	$—	$—	$—	$213,282	27.2%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT SEPTEMBER 30, 2010
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$205,801	$392,738	$346,069	$944,608
IBNR (net of reinsurance recoverable)	796,231	1,344,352	864,678	3,005,261

Total	$1,002,032	$1,737,090	$1,210,747	$3,949,869

IBNR/Total reserves (net of reinsurance recoverable)	79.5%	77.4%	71.4%	76.1%

	AT DECEMBER 31, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$183,376	$388,882	$313,239	$885,497
IBNR (net of reinsurance recoverable)	718,492	1,401,231	836,561	2,956,284

Total	$901,868	$1,790,113	$1,149,800	$3,841,781

IBNR/Total reserves (net of reinsurance recoverable)	79.7%	78.3%	72.8%	77.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,
	2010	2010	2010	2009	2009
Senior notes	$499,017	$498,984	$498,951	$498,919	$498,888
Shareholders’ equity	3,341,314	3,468,543	3,338,807	3,213,295	3,078,894

Total capitalization	$3,840,331	$3,967,527	$3,837,758	$3,712,214	$3,577,782

Leverage ratios
Debt to total capitalization	13.0%	12.6%	13.0%	13.4%	13.9%

Closing shareholders’ equity	$3,341,314	$3,468,543	$3,338,807	$3,213,295	$3,078,894
Deduct: accumulated other comprehensive income	(111,760)	(138,245)	(142,284)	(149,849)	(185,043)

Adjusted shareholders’ equity	$3,229,554	$3,330,298	$3,196,523	$3,063,446	$2,893,851

Net premiums written (trailing 12 months)	$1,338,950	$1,357,737	$1,349,380	$1,321,125	$1,313,935
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.41	0.41	0.42	0.43	0.45

Total investments and cash & cash equivalents	$8,082,961	$7,964,483	$7,855,437	$7,536,014	$7,554,159
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.50	2.39	2.46	2.46	2.61

Reserve for losses and loss expenses	$4,889,825	$4,920,435	$4,853,359	$4,761,772	$4,749,602
Deduct: reinsurance recoverable	(939,956)	(932,435)	(920,480)	(919,991)	(913,964)

Net reserve for losses and loss expenses	$3,949,869	$3,988,000	$3,932,879	$3,841,781	$3,835,638
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.22	1.20	1.23	1.25	1.33

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
SHARE REPURCHASE DETAIL

				Maximum Dollar Value (or
	Total Number of Shares	Average Price Paid		Approximate Dollar Value) of
Period	Purchased	per Share	Total Actual Cost	Shares that May Yet Be Purchased
April 1-30, 2010	—	$—	$—	$—
May 1-31, 2010	666,700	44.75	29,832	470,168
June 1-30, 2010	414,341	46.48	19,257	450,911

Total June 30, 2010	1,081,041	$45.41	$49,089	$450,911

July 1-31, 2010	855,987	$47.43	$40,604	$410,307
August 1-31, 2010	881,971	50.12	44,207	366,100
September 1-30, 2010	580,327	53.61	31,109	334,991

Total September 30, 2010	2,318,285	$50.00	$115,920	$334,991

	CUMULATIVE	CUMULATIVE
	JUNE 30, 2010	SEPTEMBER 30, 2010
Effect of share repurchases:
Aggregate cost of shares repurchased	$49,089	$415,009	*
Shares repurchased	1,081,041	8,399,326	*

Average price per share repurchased	$45.41	$49.41
Estimated net accretive impact on basic book value per common share	$0.53	$4.86

Estimated net accretive impact on dilutive book value per common share	$0.40	$3.54

*	Includes the repurchase of 5,000,000 non-voting common shares from affiliates of The Goldman Sachs Group, Inc. for $250,000.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009
Net income	$254,520	$183,959	$133,740	$161,255	$200,554
Add after tax affect of:
Net realized investment gains	(109,581)	(88,850)	(73,602)	(37,796)	(46,861)
Net impairment charges recognized in earnings	—	—	109	187	1,953
Impairment of intangible assets	—	—	—	6,866	—
Foreign exchange (gain) loss	(1,387)	559	1,076	1,408	(273)

Operating income	$143,552	$95,668	$61,323	$131,920	$155,373

Weighted average common shares outstanding
Basic	45,544,060	50,222,974	50,023,816	49,662,575	49,574,266
Diluted	48,839,991	52,974,410	53,115,756	52,880,733	52,345,913

Basic per share data
Net income	$5.59	$3.66	$2.67	$3.25	$4.05
Add after tax affect of:
Net realized investment gains	(2.41)	(1.77)	(1.47)	(0.76)	(0.95)
Net impairment charges recognized in earnings	—	—	—	—	0.04
Impairment of intangible assets	—	—	—	0.14	—
Foreign exchange (gain) loss	(0.03)	0.01	0.03	0.03	(0.01)

Operating income	$3.15	$1.90	$1.23	$2.66	$3.13

Diluted per share data
Net income	$5.21	$3.47	$2.52	$3.05	$3.83
Add after tax affect of:
Net realized investment gains	(2.24)	(1.68)	(1.38)	(0.72)	(0.89)
Net impairment charges recognized in earnings	—	—	—	—	0.04
Impairment of intangible assets	—	—	—	0.13	—
Foreign exchange (gain) loss	(0.03)	0.01	0.02	0.03	(0.01)

Operating income	$2.94	$1.80	$1.16	$2.49	$2.97

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009
Net income	$572,219	$445,632
Add after tax affect of:
Net realized investment gains	(272,033)	(88,556)
Net impairment charges recognized in earnings	109	49,390
Foreign exchange loss (gain)	248	(660)

Operating income	$300,543	$405,806

Weighted average common shares outstanding
Basic	48,580,541	49,449,809
Diluted	51,887,390	51,676,006

Basic per share data
Net income	$11.78	$9.01
Add after tax affect of:
Net realized investment gains	(5.60)	(1.79)
Net impairment charges recognized in earnings	—	1.00
Foreign exchange loss (gain)	0.01	(0.01)

Operating income	$6.19	$8.21

Diluted per share data
Net income	$11.03	$8.62
Add after tax affect of:
Net realized investment gains	(5.24)	(1.72)
Net impairment charges recognized in earnings	—	0.96
Foreign exchange loss (gain)	—	(0.01)

Operating income	$5.79	$7.85

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009
Opening shareholders’ equity	$3,468,543	$3,338,807	$3,213,295	$3,078,894	$2,741,427
Deduct: accumulated other comprehensive income	(138,245)	(142,284)	(149,849)	(185,043)	(48,669)

Adjusted opening shareholders’ equity	$3,330,298	$3,196,523	$3,063,446	$2,893,851	$2,692,758

Closing shareholders’ equity	$3,341,314	$3,468,543	$3,338,807	$3,213,295	$3,078,894
Deduct: accumulated other comprehensive income	(111,760)	(138,245)	(142,284)	(149,849)	(185,043)

Adjusted closing shareholders’ equity	$3,229,554	$3,330,298	$3,196,523	$3,063,446	$2,893,851

Average shareholders’ equity	$3,279,926	$3,263,411	$3,129,985	$2,978,649	$2,793,305

Net income available to shareholders	$254,520	$183,959	$133,740	$161,255	$200,554
Annualized net income available to shareholders	1,018,080	735,836	534,960	645,020	802,216

Annualized return on average shareholders’ equity — net income available to shareholders	31.0%	22.5%	17.1%	21.7%	28.7%

Operating income available to shareholders	$143,552	$95,668	$61,323	$131,920	$155,373
Annualized operating income available to shareholders	574,208	382,672	245,292	527,680	621,492

Annualized return on average shareholders’ equity — operating income available to shareholders	17.5%	11.7%	7.8%	17.7%	22.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009
Opening shareholders’ equity	$3,213,295	$2,416,862
Deduct: accumulated other comprehensive income	(149,849)	(105,632)

Adjusted opening shareholders’ equity	$3,063,446	$2,311,230

Closing shareholders’ equity	$3,341,314	$3,078,894
Deduct: accumulated other comprehensive income	(111,760)	(185,043)

Adjusted closing shareholders’ equity	$3,229,554	$2,893,851

Average shareholders’ equity	$3,146,500	$2,602,541

Net income available to shareholders	$572,219	$445,632
Annualized net income available to shareholders	762,959	594,176

Annualized return on average shareholders’ equity — net income available to shareholders	24.2%	22.8%

Operating income available to shareholders	$300,543	$405,806
Annualized operating income available to shareholders	400,724	541,075

Annualized return on average shareholders’ equity — operating income available to shareholders	12.7%	20.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	SEPTEMBER 30,	DECEMBER 31,	SEPTEMBER 30,
	2010	2009	2009
Price per share at period end	$56.59	$46.07	$47.93

Total shareholders’ equity	$3,341,314	$3,213,295	$3,078,894

Basic common shares outstanding	42,394,576	49,734,487	49,602,354

Add: unvested restricted share units	580,706	915,432	925,437

Add: performance based equity awards	1,409,984	1,583,237	1,329,661

Add: dilutive options/warrants outstanding	4,563,380	6,805,157	6,951,447
Weighted average exercise price per share	$34.69	$34.44	$34.34
Deduct: options bought back via treasury method	(2,797,512)	(5,087,405)	(4,980,125)

Common shares and common share equivalents outstanding	46,151,134	53,950,908	53,828,774

Basic book value per common share	$78.81	$64.61	$62.07
Year-to-date percentage increase in basic book value per common share	22.0%

Diluted book value per common share	$72.40	$59.56	$57.20
Year-to-date percentage increase in dilutive book value per common share	21.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009
Net investment income	$59,479	$73,032	$193,975	$227,423
Deduct: annual and non-recurring items	6,438	N/A	6,438	880

Net investment income, recurring	$53,041	$73,032	$187,537	$226,543

Annualized net investment income, recurring	$212,164	$292,128	$250,049	$302,057

Add: annual and non-recurring items	6,438	N/A	6,438	880

Normalized net investment income	$218,602	$292,128	$256,487	$302,937

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,804,813	$6,456,549	$6,792,563	$5,872,031
Other invested assets, available for sale, cost	—	4	—	89,229
Equity securities, cost	73,786	46	309	21,493
Other invested assets, at cost	315,906	146,485	184,237	100,198
Cash and cash equivalents	543,895	534,742	379,751	706,267
Net balances on purchases and sales of investments	(26,107)	(92,606)	184	12,371

Opening aggregate invested assets	$7,712,293	$7,045,220	$7,357,044	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,529,858	$6,815,658	$6,529,858	$6,815,658
Other invested assets, available for sale, cost	—	—	—	—
Equity securities, cost	117,599	46	117,599	46
Other invested assets, cost	322,486	168,704	322,486	168,704
Cash and cash equivalents	831,444	345,954	831,444	345,954
Net balances on purchases and sales of investments	(307,140)	(110,040)	(307,140)	(110,040)

Closing aggregate invested assets	$7,494,247	$7,220,322	$7,494,247	$7,220,322

Average aggregate invested assets	$7,603,270	$7,132,771	$7,425,646	$7,010,956

Annualized investment book yield	2.9%	4.1%	3.4%	4.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	SIX MONTHS ENDED	THREE MONTHS ENDED	TWELVE MONTHS ENDED
	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009
Net investment income	$134,496	$68,902	$300,675
Deduct: annual and non-recurring items	N/A	N/A	880

Net investment income, recurring	$134,496	$68,902	$299,795

Annualized net investment income, recurring	$268,992	$275,608	$299,795

Add: annual and non-recurring items	N/A	N/A	880

Normalized net investment income	$268,992	$275,608	$300,675

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,792,563	$6,792,563	$5,872,031
Other invested assets, available for sale, cost	—	—	89,229
Equity securities, cost	309	309	21,493
Other invested assets, at cost	184,237	184,237	100,198
Cash and cash equivalents	379,751	379,751	706,267
Net balances on purchases and sales of investments	184	184	12,371

Opening aggregate invested assets	$7,357,044	$7,357,044	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,804,813	$6,896,718	$6,792,563
Other invested assets, available for sale, cost	—	—	—
Equity securities, cost	73,786	19,826	309
Other invested assets, at cost	315,906	237,285	184,237
Cash and cash equivalents	543,895	497,574	379,751
Net balances on purchases and sales of investments	(26,107)	(172,797)	184

Closing aggregate invested assets	$7,712,293	$7,478,606	$7,357,044

Average aggregate invested assets	$7,534,669	$7,417,825	$7,079,317

Annualized investment book yield	3.6%	3.7%	4.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL STATEMENT PORTFOLIO RETURN

	THREE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2010
Net investment income	$59,479	$193,975
Net realized investment gains	$116,930	$289,350

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$160,963	$166,187
Net unrealized (losses)/gains on foreign exchange	(7,029)	41

Opening net unrealized gains on investments	$153,934	$166,228

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$170,160 *	$170,160 *
Net unrealized losses on foreign exchange	(3,270)	(3,270)

Closing net unrealized gains on investments	$166,890	$166,890

Net investment income, realized gains and unrealized gains	$189,365	$483,987

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$2,755,934	$4,427,072
Fixed maturities trading	4,275,893	2,544,322
Other invested assets trading	388,761	184,869
Cash and cash equivalents	543,895	379,751

Total investments and cash	7,964,483	7,536,014
Net balances on purchases and sales of investments	(26,107)	184

Opening aggregate invested assets, at fair value	$7,938,376	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$1,570,144	$1,570,144
Fixed maturities trading	5,231,358	5,231,358
Other invested assets trading	450,015	450,015
Cash and cash equivalents	831,444	831,444

Total investments and cash	8,082,961	8,082,961
Net balances on purchases and sales of investments	(307,140)	(307,140)

Closing aggregate invested assets, at fair value	$7,775,821	$7,775,821

Average invested assets	$7,857,099	$7,656,010

Financial statement portfolio return	2.4%	6.3%

*	Excludes reclassification of net unrealized gains of $41,889 related to the adoption of ASU 2010-11.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 23 and 24 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 25 and 26 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 23 and 24 for the reconciliation of net income to operating income and pages 25 and 26 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 27 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 28 and 29 for reconciliation of annualized investment book yield.